[FRONT COVER]
                              STATE STREET RESEARCH
                                  EXCHANGE FUND

     ANNUAL REPORT
     December 31, 1997



                                        WHAT'S INSIDE

                                        From the Chairman

                                        An exciting year
                                        to be an investor

                                        Portfolio Manager's Review

                                        High quality growth stocks
                                        lead market in 1997

                                        Fund Information

                                        Facts and figures

                                        Plus, Complete Portfolio Holdings
                                        and Financial Statements


                                 [DALBAR LOGO]
                               DALBAR KEY HONORS
                                 COMMITMENT TO:
                                   INVESTORS
                                      1996

                                 For Excellence
                                       in
                              Shareholder Service

                          STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[PHOTO OF CHAIRMAN]

Dear Shareholder:

In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased and Americans are the most confident they have been in nearly 30 years. Even severe economic problems in Southeast Asia, which brought stocks down sharply in October, failed to dampen investor enthusiasm for very long. However, it reminded us that stock markets can go down as well as up.

Stocks

Although the U.S. stock market lost ground in October, it posted an unprecedented third consecutive year gain of 20%+. For the 12 months ended December 31, 1997, the S&P 500, a broad measure of common stock performance, was up 33.35%.(1) The stocks of large, established consumer companies led the market during the first half of the year. However, investors began to seek out less expensive small- and medium-sized companies in the third quarter. The turmoil in Asia was enough to unsettle investors, and once again they sought out large, blue chip companies late in the year.

Outside the U.S., Southeast Asian stock markets, which began to show signs of weakness late in the summer, took a beating in October and continued to struggle as the year ended. In Japan, stocks were held back by a weak economy and high-profile bankruptcies among financial companies. In Europe and Great Britain, business was upbeat, but stock returns were generally disappointing to American investors.

Bonds

Bonds lagged stocks for most of the year but positive economic news and low interest rates ignited a bond market rally late in the year. In fact, the Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, actually outperformed the S&P 500, 2.94% versus 2.87% in the fourth quarter.(1)

Looking Forward

While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive for 1998. It may not be realistic to expect stocks to deliver another year of double digit returns. However, inflation remains low, and there are few reasons for the Federal Reserve to raise interest rates. The big question is whether companies can continue to increase their profits. Even slower profit growth may dampen investor enthusiasm.

In closing, I'd like to remind you of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1998, Service Center representatives will be available from 8:00 a.m. until 8:00 p.m. and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research

Sincerely,


[SIGNATURE OF RALPH F. VERNI]

Ralph F. Verni
Chairman

December 31, 1997


Please note that the discussion throughout this shareholder report is dated as indicated and because of possible changes in viewpoint, data, and transactions, should not be relied upon as being current thereafter.

(1)The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely traded common stocks. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed rate debt issues, including U.S. treasury, agency, and corporate bond issues, and mortgage-backed securities. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)Investment results are based on an assumed $10,000 investment. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1997)
--------------------------------------------------------------------------------
Total value of $10,000 invested on
December 31, 1987(2)


[MOUNTAIN CHART]

12/87      10000
12/88      11786
12/89      15805
12/90      14775
12/91      19203
12/92      20500
12/93      21500
12/94      22240
12/95      29900
12/96      37692
12/97      49643


SEC Average Annual Compound Rates
of Return(3)

------------------------------------------------------------
   Life of Fund
 (since 12/17/76)      10 Years        5 Years       1 Year
------------------------------------------------------------
     +13.16%            +17.38%        +19.35%       +31.71%
------------------------------------------------------------

Top 5 Industry Positions
(by percentage of net assets)


[BAR CHART BEGINS]

Drug                11.6%
Oil                  7.5%
Office Equipment     6.5%
Personal Care        6.2%
Bank                 6.1%

Total:              37.9%

[BAR CHART ENDS]

PORTFOLIO MANAGER'S REVIEW
High quality growth stocks lead market in 1997

[PHOTO OF PORTFOLIO MANAGER]

Kennard "Pete"
Woodworth
Portfolio Manager

We spoke with Kennard "Pete" Woodworth, portfolio manager of State Street Research Exchange Fund, about the year ended December 31, 1997 and his views on the period ahead.

Q. How did the Fund perform last year?
A. It was a good year for the Fund, which gained 31.71% for the 12 months ended December 31, 1997. That was well above the average growth and income fund, which rose 27.14% over the same period, according to Lipper Analytical Services. However, the Fund fell just short of the S&P 500, a broad measure of common stock performance, which gained 33.35% for the year.

Q. What drove the Fund's strong performance?
A. During the first half of the year, the Fund benefited from the market's preference for large, high quality, growth-oriented companies that had demonstrated their ability to increase profits. Investments in familiar names such as Johnson & Johnson, American Express and large pharmaceutical companies, Pfizer and Merck, were strong contributors to performance. However, in the second half of the year, value stocks rebounded and these growth stocks lost some of the ground gained during the first half.

Q. As investment interest rotated from growth stocks to value stocks, did you make any major adjustments to the portfolio?
A. I made no significant adjustments because I believe that the rotation from growth to value--and some of the other rotations that took place, for example, to the utilities sector--are typical short-term market behavior. I viewed the second half as a temporary--and minor--setback for the Fund. I believe the portfolio represents companies with the potential to do well over the long term, and I do not believe it requires restructuring.

Q. As you mentioned, in the fourth quarter, investors retreated to utility stocks, mostly out of concern over events in Southeast Asia. Did the Fund own any utilities?
A. The Fund owned only a small position in utilities, as their long-term outlook for earnings is open to question in some cases. As a result, the Fund missed out on those gains. It owned no electric utilities and none of the big telephone utilities. Its one investment in the utilities sector is in AirTouch, a cellular phone company that is a fairly aggressive growth company. That holding is consistent with the overall investment approach of the Fund.

Q. What is your outlook for the Fund?
A. It's positive. The Fund's strategy remains unchanged. The portfolio is 98% invested in stocks, with an emphasis on large, brand-name companies that most Americans would recognize. It is a very high quality portfolio. And although it may be subject to shifts in market behavior, I believe it is well-positioned for the current economic environment and the long term.

December 31, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Stock Positions
(by percentage of net assets)
[bullet] 1  Johnson & Johnson Healthcare products company        4.1%
[bullet] 2  American Express Financial service                   3.6%
[bullet] 3  IBM Office equipment                                 3.6%
[bullet] 4  Pfizer Pharmaceutical company                        3.6%
[bullet] 5  Merck Pharmaceuticals company                        3.6%
[bullet] 6  Gillette Personal care company                       3.4%
[bullet] 7  Walt Disney Entertainment                            3.2%
[bullet] 8  Exxon Oil company                                    3.0%
[bullet] 9  Dayton Hudson Retail                                 2.9%
[bullet] 10 Microsoft Computer software & service                2.9%

These securities represent an aggregate of 33.9% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(January 1, 1997 through December 31, 1997)
Best [ARROW POINTING UPWARD]
--------------------------------------------------------------------------------
Pfizer
 An exceptionally promising pipeline of new products
American Express
 Strong growth in demand for travel services and falling interest rates
Microsoft
 Market dominance, high growth and profitability, and major new products

Worst [ARROW POINTING DOWNWARD]
--------------------------------------------------------------------------------
Millipore
 Economic difficulties in Asia
Boeing
 Production problems attending the steep increase in demand for airplanes Columbia/HCA Healthcare
 Government investigation into the company's billing practices

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997

--------------------------------------------------------------------------------
                                                                    Value
                                                   Shares          (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 97.7%
Basic Industries 11.1%
Chemical 5.8%
Dow Chemical Co. ..........................        60,000       $  6,090,000
E.I. Du Pont De Nemours & Co. .............       137,000          8,228,562
Monsanto Co. ..............................       135,000          5,670,000
                                                                ------------
                                                                  19,988,562
                                                                ------------
Electrical Equipment 2.1%
General Electric Co. ......................        64,990          4,768,641
General Signal Corp. ......................        63,479          2,678,021
                                                                ------------
                                                                   7,446,662
                                                                ------------
Forest Product 0.6%
Georgia-Pacific Corp. Timber Group* .......        26,251            595,570
Georgia-Pacific Corp. .....................        26,251          1,594,748
                                                                ------------
                                                                   2,190,318
                                                                ------------
Machinery 2.6%
Caterpillar Inc. ..........................       116,800          5,672,100
Millipore Corp. ...........................        99,400          3,373,387
                                                                ------------
                                                                   9,045,487
                                                                ------------
Total Basic Industries ....................                       38,671,029
                                                                ------------
Consumer Cyclical 9.1%
Automotive 1.7%
General Motors Corp. ......................       100,000          6,062,500
                                                                ------------
Recreation 3.2%
Walt Disney Co. ...........................       112,283         11,123,035
                                                                ------------
Retail Trade 4.2%
Dayton Hudson Corp. .......................       150,552         10,162,260
Wal-Mart Stores, Inc. .....................       111,600          4,401,225
                                                                ------------
                                                                  14,563,485
                                                                ------------
Total Consumer Cyclical ...................                       31,749,020
                                                                ------------
Consumer Staple 29.6%
Drug 11.6%
American Home Products Corp. ..............       103,472          7,915,608
Merck & Company, Inc. .....................       117,259         12,458,769
Novartis AG ADR ...........................        92,692          7,530,761
Pfizer Inc. ...............................       167,600         12,496,675
                                                                ------------
                                                                  40,401,813
                                                                ------------


--------------------------------------------------------------------------------
                                                                    Value
                                                   Shares          (Note 1)
--------------------------------------------------------------------------------
Food & Beverage 4.9%
Anheuser-Busch Companies, Inc. ............       112,600       $  4,954,400
Coca-Cola Co. .............................       107,535          7,164,519
General Mills Inc. ........................        69,200          4,956,450
                                                                ------------
                                                                  17,075,369
                                                                ------------
Hospital Supply 4.1%
Johnson & Johnson .........................       215,091         14,169,120
                                                                ------------
Personal Care 6.2%
Gillette Co. ..............................       118,200         11,871,713
Procter & Gamble Co. ......................       123,200          9,832,900
                                                                ------------
                                                                  21,704,613
                                                                ------------
Tobacco 2.8%
Philip Morris Companies, Inc. .............       213,900          9,692,344
                                                                ------------
Total Consumer Staple .....................                      103,043,259
                                                                ------------
Energy 11.1%
Oil 7.5%
Amoco Corp. ...............................        71,032          6,046,599
Exxon Corp. ...............................       170,136         10,410,196
Mobil Corp. ...............................       136,800          9,875,250
                                                                ------------
                                                                  26,332,045
                                                                ------------
Oil Service 3.6%
Halliburton Co. ...........................        70,024          3,636,872
Schlumberger Ltd. .........................       109,238          8,793,659
                                                                ------------
                                                                  12,430,531
                                                                ------------
Total Energy ..............................                       38,762,576
                                                                ------------
Finance 14.0%
Bank 6.1%
Banc One Corp. ............................       125,902          6,838,052
BankAmerica Corp. .........................       136,800          9,986,400
Chase Manhattan Corp. .....................        41,576          4,552,572
                                                                ------------
                                                                  21,377,024
                                                                ------------
Financial Service 5.4%
American Express Co. ......................       141,591         12,636,997
Federal National Mortgage Association .....       110,400          6,299,700
                                                                ------------
                                                                  18,936,697
                                                                ------------
Insurance 2.5%
General Re Corp. ..........................        40,941          8,679,492
                                                                ------------
Total Finance .............................                       48,993,213
                                                                ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                    Value
                                                   Shares          (Note 1)
--------------------------------------------------------------------------------
Science & Technology 21.3%
Aerospace 4.5%
Boeing Co. ................................       131,800       $ 6,449,963
Raytheon Co. Cl. A ........................         6,377           314,466
Raytheon Co. Cl. B ........................       176,165         8,896,332
                                                                -----------
                                                                 15,660,761
                                                                -----------
Computer Software & Service 3.4%
First Data Corp. ..........................        65,338         1,911,136
Microsoft Corp.* ..........................        78,000        10,081,500
                                                                -----------
                                                                 11,992,636
                                                                -----------
Electronic Components 1.2%
AMP Inc. ..................................        96,000         4,032,000
                                                                -----------
Electronic Equipment 5.7%
L.M. Ericsson Telephone Co. ADR Cl. B .....       152,460         5,688,664
Lucent Technologies Inc. ..................        90,522         7,230,445
Motorola Inc. .............................        50,600         2,887,362
Perkin-Elmer Corp. ........................        58,000         4,121,625
                                                                -----------
                                                                 19,928,096
                                                                -----------
Office Equipment 6.5%
Hewlett-Packard Co. .......................       160,000        10,000,000
International Business Machines Corp. .....       119,600        12,505,675
                                                                -----------
                                                                 22,505,675
                                                                -----------
Total Science & Technology ................                      74,119,168
                                                                -----------
Utility 1.5%
Telephone 1.5%
AirTouch Communications Inc.* .............       123,800         5,145,438
                                                                -----------
Total Utility .............................                       5,145,438
                                                                -----------
Total Common Stocks (Cost $93,546,875) ....                     340,483,703
                                                                -----------


--------------------------------------------------------------------------------
                                      Principal     Maturity
                                        Amount        Date
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 3.3%
American Express Credit Corp.,
  6.10% ..........................  $2,712,000     1/05/1998      2,712,000
General Electric Capital Corp.,
  5.75% ..........................   8,644,000     1/08/1998      8,644,000
                                                                  ---------
Total Short-Term Obligations
  (Cost $11,356,000) ........................................    11,356,000
                                                                 ----------
Total Investments
  (Cost $104,902,875)--101.0% .... ..........................   351,839,703
Cash and Other Assets,
  Less Liabilities--(1.0%)  .................................    (3,549,739)
                                                                -----------
Net Assets--100.0% ..........................................  $348,289,964
                                                               ============
Federal Income Tax Information:
At December 31, 1997, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $92,417,070 was as follows:
       Aggregate gross unrealized appreciation for all
          investments inwhich there is an excess of
          value over tax cost ................................ $259,422,633
       Aggregate gross unrealized depreciation for all
          investments inwhich there is an excess of
          tax cost over value ................................           --
                                                               ------------
                                                               $259,422,633
                                                               ============

--------------------------------------------------------------------------------
* Nonincome-producing securities
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997


Assets
Investments, at value (Cost $104,902,875) (Note 1) ............  $351,839,703
Cash ..........................................................        29,195
Dividends and interest receivable .............................       409,354
Receivable for securities sold ................................        21,052
Other assets ..................................................           388
                                                                  ------------
                                                                  352,299,692
Liabilities
Federal income tax payable (Note 1) ...........................     3,472,689
Accrued management fee (Note 2) ...............................       442,417
Payable for fund shares redeemed ..............................        21,054
Accrued trustees' fees (Note 2) ...............................        10,198
Accrued transfer agent and shareholder
  services (Note 2) ...........................................         6,475
Other accrued expenses ........................................        56,895
                                                                  ------------
                                                                    4,009,728
                                                                  ------------
Net Assets                                                        $348,289,964
                                                                  ============
Net Assets consist of:
 Undistributed net investment income .........................   $     101,097
 Unrealized appreciation of investments .......................    246,936,828
 Paid-in capital ..............................................    101,252,039
                                                                  ------------
                                                                  $348,289,964
                                                                  ============
Net Asset Value per share
  ($348,289,964 [divided by] |PE|PE|PE827,110 shares) .........   $     421.09
                                                                  ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1997

Investment Income
Dividends, net of foreign taxes of $35,455 ...............   $ 5,406,052
Interest .................................................       308,875
                                                             -----------
                                                               5,714,927
Expenses
Management fee (Note 2) ..................................     1,630,111
Custodian fee ............................................        77,824
Trustees' fees (Note 2) ..................................        35,848
Audit fee ................................................        31,865
Transfer agent and shareholder services (Note 2) .........        22,474
Reports to shareholders ..................................        18,799
Legal fees ...............................................         5,385
Miscellaneous ............................................        11,028
                                                             -----------
                                                               1,833,334
                                                             -----------
Net investment income ....................................     3,881,593
                                                             -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3) .........    16,583,125
Provision for federal income tax .........................    (3,472,689)
                                                             -----------
                                                              13,110,436
Net unrealized appreciation of investments ...............    66,182,224
                                                             -----------
Net gain on investments ..................................    79,292,660
                                                             -----------
Net increase in net assets resulting from operations .....   $83,174,253
                                                             ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          Years ended December 31
                                     --------------------------------
                                           1996               1997
---------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ............   $  3,490,601        $  3,881,593
                                     -------------       ------------
Net realized gain on
  investments ....................     15,724,519          16,583,125
Provision for federal income
  tax ............................     (2,598,359)         (3,472,689)
                                     -------------       ------------
                                       13,126,160          13,110,436
                                     -------------       ------------
Net unrealized appreciation of
  investments ....................     40,186,634          66,182,224
                                     -------------       ------------
Net increase resulting from
  operations .....................     56,803,395          83,174,253
                                     -------------       ------------
Distribution from net realized
  gains ..........................       (432,035)                 --
                                     -------------       ------------
Dividends from net
  investment income ..............     (3,498,914)         (3,864,410)
                                     -------------       ------------
Share transactions:
Net asset value of shares
  issued in payment of:
 Distribution from net
   realized gains ................        130,117                  --
 Dividends from net
   investment income .............        333,745             297,743
Cost of shares repurchased .......    (10,034,082)         (8,041,950)
                                     -------------       ------------
Net decrease from fund share
  transactions ...................     (9,570,220)         (7,744,207)
                                     -------------       ------------
Total increase in net assets .....     43,302,226          71,565,636

Net Assets
Beginning of year ................    233,422,102         276,724,328
                                     -------------       ------------
End of year (including
  undistributed net
  investment income of
  $77,382 and $101,097,
  respectively) ..................   $276,724,328        $348,289,964
                                     =============       ============
Number of shares:
Issued upon reinvestment of:
 Distribution from net
   realized gains ................            398                  --
 Dividends from net
   investment income .............            934                 754
Repurchased ......................        (33,611)            (20,727)
                                     -------------       ------------
Net decrease in fund shares ......        (32,279)            (19,973)
                                     -------------       ------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

Note 1

State Street Research Exchange Fund (the "Fund"), is a series of State Street Research Exchange Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. Federal Income Taxes
No provision for Federal income taxes is necessary with respect to net investment income since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and maintains a policy to distribute substantially all of such income. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code. The Fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays Federal income taxes thereon on behalf of the shareholders.

C. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for nontaxable redemptions in kind and


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

the disposition of securities that have different bases for financial reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to paid-in capital.

D. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. Securities Lending
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1997, there were no loaned securities.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract that provides for an annual fee equal to 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $1,630,111.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1997, the amount of such expenses was $3,863.

The fees of the Trustees not currently affiliated with the Adviser amounted to $35,848 during the year ended December 31, 1997.

Note 3

For the year ended December 31, 1997, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities, including $7,580,963 representing redemptions in kind, aggregated $7,175,553 and $20,547,333, respectively.

Note 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At December 31, 1997, the Adviser owned 13,766 shares of the Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year: For a share outstanding throughout each year:

                                                                                Years ended December 31
                                                                                -----------------------
                                                                                    1993        1994
                                                                                ----------- -----------
Net asset value, beginning of year ($)                                              205.98      205.81
                                                                                    ------      ------
 Net investment income ($)                                                            3.47        3.79
 Net realized and unrealized gain (loss) on investments ($)*                         (0.24)      (1.67)
                                                                                   -------     -------
Total from investment operations ($)                                                  3.23        2.12
                                                                                   -------     -------
 Dividends from net investment income ($)                                            (3.40)      (3.80)
 Distributions from net realized gains ($)                                              --          --
                                                                                   -------     -------
Total distributions ($)                                                             (3.40)      (3.80)
                                                                                   -------     -------
Net asset value, end of year ($)                                                    205.81      204.13
                                                                                   =======     =======
Total return (%)                                                                      4.88        3.44
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                            206,153     195,150
Ratio of operating expenses to average net assets (%)                                 0.62        0.57
Ratio of net investment income to average net assets (%)                              1.65        1.80
Portfolio turnover rate (%)                                                          22.10       16.31
Average commission rate (1) ($)                                                         --          --
*After provision for Federal tax on retained capital gains at end of year ($)         6.79        4.88



For a share outstanding throughout each year:
                                                                                      Years ended December 31
                                                                                -----------------------------------
                                                                                    1995        1996        1997
                                                                                ----------- ----------- -----------
Net asset value, beginning of year ($)                                              204.13      265.44      326.68
                                                                                    ------     -------     -------
 Net investment income ($)                                                            3.63        4.09        4.67
 Net realized and unrealized gain (loss) on investments ($)*                         61.75       61.76       94.39
                                                                                    ------     -------     -------
Total from investment operations ($)                                                 65.38       65.85       99.06
                                                                                    ------     -------     -------
 Dividends from net investment income ($)                                            (3.80)      (4.10)      (4.65)
 Distributions from net realized gains ($)                                           (0.27)      (0.51)         --
                                                                                   -------     -------     -------
Total distributions ($)                                                              (4.07)      (4.61)      (4.65)
                                                                                   -------     -------     -------
Net asset value, end of year ($)                                                    265.44      326.68      421.09
                                                                                   =======     =======     =======
Total return (%)                                                                     34.44       26.06       31.71
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                            233,422     276,724     348,290
Ratio of operating expenses to average net assets (%)                                 0.58        0.57        0.56
Ratio of net investment income to average net assets (%)                              1.49        1.36        1.19
Portfolio turnover rate (%)                                                          11.67        5.39        2.26
Average commission rate (1) ($)                                                         --      0.0298      0.0306
*After provision for Federal tax on retained capital gains at end of year ($)         4.64        3.07        4.20

--------------------------------------------------------------------------------
(1)Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended
   December 31, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Exchange Trust and Shareholders of State Street Research Exchange Fund:


We have audited the accompanying statement of assets and liabilities of State Street Research Exchange Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Exchange Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 9, 1998

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Exchange Fund provided shareholders with strong performance during the year. For the 12 months ended December 31, 1997 the Fund returned 31.71%. The Fund outperformed the average growth and income fund, which was up 27.14%, according to Lipper Analytical Services. It slightly underperformed the S&P 500, which gained 33.35% for the same period.

The Fund's current portfolio is invested primarily in large, well-known growth companies with an emphasis on steady revenue and earnings growth potential.

During the first half, investors favored the large, high quality brand name companies that the Fund invests in and performance was strong. However, as stock prices rose and valuations skyrocketed, investors sought opportunity among value-oriented stocks and smaller companies did better than large companies in the third quarter. However, when turmoil in Southeast Asia made U.S. investors nervous, they returned to large-company growth stocks and the Fund's positions began to rebound. At the end of the period, the Fund was 98% invested in stocks with 2% in cash. Drug stocks were the Fund's single largest investment position, followed by oil and office equipment.

December 31, 1997


The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value in an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

                   Comparison Of Change In Value Of A $10,000
                  Investment In Exchange Fund and The S&P 500

[LINE CHART]

            Average Annual Total Return

----------------------------------------------------
1 Year               5 Years               10 Years
----------------------------------------------------
31.71%               19.35%                17.38%
----------------------------------------------------


10000    10000
11786    11656
15805    15343
14775    14866
19203    19386
20500    20861
21500    22958
22240    23260
29900    31990
37692    39331
49643    52448


12/87 -- 12/97

STATE STREET RESEARCH EXCHANGE FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EXCHANGE TRUST
--------------------------------------------------------------------------------

Fund Information                                Officers

State Street Research                           Ralph F. Verni
Exchange Fund                                   Chairman of the Board,
One Financial Center                            President and
Boston, MA 02111                                Chief Executive Officer


Investment Adviser                              Peter C. Bennett
State Street Research &                         Vice President
Management Company
One Financial Center
Boston, MA 02111                                James M. Weiss
                                                Vice President

Distributor
State Street Research                           Kennard Woodworth, Jr.
Investment Services, Inc.                       Vice President
One Financial Center
Boston, MA 02111
                                                Gerard P. Maus
                                                Treasurer
Shareholder Services
State Street Research
Service Center                                  Joseph W. Canavan
P.O. Box 8408                                   Assistant Treasurer
Boston, MA 02266-8408
1-800-562-0032
                                                Douglas A. Romich
                                                Assistant Treasurer
Custodian
State Street Bank and
Trust Company                                   Francis J. McNamara, III
225 Franklin Street                             Secretary and General Counsel
Boston, MA 02110

                                                Darman A. Wing
Legal Counsel                                   Assistant Secretary and
Mintz, Levin, Cohn, Ferris,                     Assistant General Counsel
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111                                Amy L. Simmons
                                                Assistant Secretary

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of
the Board and Chief Financial Officer,
St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[BACK COVER]

State Street Research Exchange Fund
One Financial Center
Boston, MA 02111

  Bulk Rate
 U.S. Postage
     PAID
 Randolph, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032
Write us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408
E-Mail us at:
    info@ssrfunds.com

[State Street Research logo]

This report is prepared for the general information of current shareholders.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4100-970821(0998)SSR-LD                         EX-469E-298IBS